Exhibit 99.1

NEWS RELEASE

CONTACT:
Gary S. Maier
(310) 972-5124

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2020 SECOND QUARTER RESULTS

-- Strong Profitability and Record Sales for the Quarter --

LOS ANGELES, CA – November 12, 2019 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2020 second quarter ended September 30, 2019 -- reflecting strong profitability and record sales for the quarter.

Net sales for the fiscal 2020 second quarter increased 17.5 percent to $150.4 million from $127.9 million for the same period a year earlier, reflecting sales increases for both hard parts and diagnostic products.

Adjusted net sales for the fiscal 2020 second quarter increased 16.4 percent to $151.4 million from $130.2 million a year earlier.

“Our strong profitability and record sales for the quarter underscore the progress we are making in the execution of our strategic growth initiatives.  We are on target to complete the majority of our expansion in Mexico and Malaysia by fiscal year end, which should further enhance our financial performance and strengthen our position within the non-discretionary hard parts aftermarket.

“Equally exciting, our emerging diagnostic and testing equipment business, which includes applications for rotating electrical, electric vehicles and aerospace, continues to gain traction,” said Selwyn Joffe, chairman, president and chief executive officer.

He noted the company’s highly regarded customer service and expanding operating footprint position the company for growth and value creation.

Net income for the fiscal 2020 second quarter was $6.2 million, or $0.32 per diluted share, compared with net income of $3.5 million, or $0.18 per diluted share, a year ago.

Adjusted net income for the fiscal 2020 second quarter was $13.0 million, or $0.68 per diluted share, compared with $11.5 million, or $0.60 per diluted share, a year earlier.

(more)

Motorcar Parts of America, Inc.
2-2-2

Gross profit for the fiscal 2020 second quarter was $36.6 million compared with $25.7 million a year earlier.  Gross profit as a percentage of net sales for the fiscal 2020 second quarter was 24.3 percent compared with 20.1 percent a year earlier.

Adjusted gross profit for the fiscal 2020 second quarter was $42.9 million compared with $36.0 million a year ago.  Adjusted gross profit as a percentage of adjusted net sales for the three months was 28.3 percent compared with 27.6 percent a year earlier.

The results for the quarter and gross margin were primarily impacted by two items totaling $6.3 million.

•
Non-cash expenses of $4.0 million, including a write-down of $2.9 million associated with the quarterly revaluation for cores on customers' shelves, and $1.1 million of amortization related to the premium for core buy backs.

•	Transition costs of $2.3 million associated with the move into the company’s new facilities in Mexico to support the growth in sales.

Six-Month Results

Net sales for the fiscal 2020 six-month period increased 18.2 percent to $259.5 million from $219.6 million a year earlier.

Adjusted net sales for the fiscal 2020 six-month period increased 16.1 percent to $260.0 million from $224.0 million last year.

Net income for the fiscal 2020 six-month period was $38,000, or $0.00 per share, compared with net loss of $2.0 million, or $0.10 loss per share, in fiscal 2019.

Adjusted net income for the fiscal 2020 six-month period was $14.7 million, or $0.76 per diluted share, compared with $14.6 million, or $0.75 per diluted share, in fiscal 2019.

Gross profit for the fiscal 2020 six-month period was $54.2 million compared with $42.1 million a year earlier.  Gross profit as a percentage of net sales for the fiscal 2020 first half was 20.9 percent compared with 19.2 percent a year earlier.

Adjusted gross profit for the fiscal 2020 six-month period was $69.1 million compared with $58.9 million a year ago.  Adjusted gross profit as a percentage of adjusted net sales for the six months was 26.6 percent compared with 26.3 percent a year earlier.

(more)

Motorcar Parts of America, Inc.
3-3-3

Use of Non-GAAP Measures

This press release includes the following non-GAAP measures - adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin, which are not measures of financial performance under GAAP, and should not be considered as alternatives to net sales, net income (loss), income from operations, gross profit or gross profit margin as a measure of financial performance.  The Company believes these non-GAAP measures, when considered together with the corresponding GAAP measures, provide useful information to investors and management regarding financial and business trends relating to the company’s results of operations.  However, these non-GAAP measures have significant limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP.  Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, measures of financial performance in accordance with GAAP.  For a reconciliation of adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin to their corresponding GAAP measures, see the financial tables included in this press release.  Also, refer to our Form 8-K to which this release is attached, and other filings we make with the SEC, for further information regarding these adjustments.

Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 10:00 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 1:00 p.m. Pacific time on November 12, 2019 through 8:59 p.m. Pacific time on November 19, 2019 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 6560267.

About Motorcar Parts of America, Inc.

Motorcar Parts of America, Inc. is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel bearing and hub assemblies, brake calipers, brake master cylinders, brake power boosters, rotors, brake pads and turbochargers utilized in imported and domestic passenger vehicles, light trucks and heavy-duty applications.  In addition, the company designs and manufactures test solutions for performance, endurance and production testing of electric motors, inverters, alternators, starters, and belt starter generators for the OE, aerospace and aftermarket. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with facilities located in New York, California, Mexico, Malaysia, China and India, and administrative offices located in California, Tennessee, Mexico, Singapore, Malaysia and Canada.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2019 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

#      #      #

(Financial tables follow)

(more)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2019	2018	2019	2018

Net sales	$150,374,000	$127,939,000	$259,522,000	$219,607,000
Cost of goods sold	113,801,000	102,228,000	205,366,000	177,544,000
Gross profit	36,573,000	25,711,000	54,156,000	42,063,000
Operating expenses:
General and administrative	14,285,000	8,997,000	26,285,000	21,088,000
Sales and marketing	5,448,000	4,537,000	10,367,000	8,929,000
Research and development	2,148,000	1,784,000	4,520,000	3,520,000
Total operating expenses	21,881,000	15,318,000	41,172,000	33,537,000
Operating income	14,692,000	10,393,000	12,984,000	8,526,000
Interest expense, net	6,523,000	5,699,000	12,696,000	10,774,000
Income (loss) before income tax expense (benefit)	8,169,000	4,694,000	288,000	(2,248,000)
Income tax expense (benefit)	1,980,000	1,181,000	250,000	(266,000)

Net income (loss)	$6,189,000	$3,513,000	$38,000	$(1,982,000)

Basic net income (loss) per share	$0.33	$0.19	$0.00	$(0.10)

Diluted net income (loss) per share	$0.32	$0.18	$0.00	$(0.10)

Weighted average number of shares outstanding:
Basic	18,903,182	18,878,674	18,862,901	18,887,214
Diluted	19,217,327	19,319,465	19,246,599	18,887,214

Note: The Company revised its financial statements for each of the three years in the period ended March 31, 2018 and for the three months ended June 30, 2018.  As of June 30, 2018, the cumulative error for all periods previously reported was an understatement of net income of $2,938,000.  Additional information is available in the company's September 30, 2018 Form 10-Q.

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2019	March 31, 2019
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$6,455,000	$9,911,000
Short-term investments	2,192,000	3,273,000
Accounts receivable — net	69,914,000	56,015,000
Inventory— net	250,667,000	233,726,000
Inventory unreturned	8,684,000	8,469,000
Contract assets	19,471,000	22,183,000
Income tax receivable	10,205,000	10,009,000
Prepaid expenses and other current assets	8,846,000	9,296,000
Total current assets	376,434,000	352,882,000
Plant and equipment — net	40,723,000	35,151,000
Operating lease assets	49,262,000	-
Long-term deferred income taxes	10,237,000	9,746,000
Long-term contract assets	224,329,000	221,876,000
Goodwill	3,205,000	3,205,000
Intangible assets — net	7,493,000	8,431,000
Other assets	875,000	1,071,000
TOTAL ASSETS	$712,558,000	$632,362,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$85,307,000	$92,461,000
Accrued liabilities	14,318,000	14,604,000
Customer finished goods returns accrual	23,621,000	22,615,000
Contract liabilities	24,064,000	30,599,000
Revolving loan	144,000,000	110,400,000
Other current liabilities	4,852,000	4,990,000
Operating lease liabilities	4,487,000	-
Current portion of term loan	3,678,000	3,685,000
Total current liabilities	304,327,000	279,354,000
Term loan, less current portion	22,299,000	24,187,000
Long-term contract liabilities	49,327,000	40,889,000
Long-term deferred income taxes	130,000	257,000
Long-term operating lease liabilities	47,925,000	-
Other liabilities	7,205,000	7,920,000
Total liabilities	431,213,000	352,607,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized;
18,944,886 and 18,817,400 shares issued and outstanding at September 30, 2019 and March 31, 2019, respectively	189,000	188,000
Additional paid-in capital	216,430,000	215,047,000
Retained earnings	71,445,000	71,407,000
Accumulated other comprehensive loss	(6,719,000)	(6,887,000)
Total shareholders' equity	281,345,000	279,755,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$712,558,000	$632,362,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and six months ended September 30, 2019 and 2018. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and six months ended September 30, 2019 and 2018 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended September 30,		Six Months Ended September 30,
	2019	2018	2019	2018
GAAP Results:
Net sales	$150,374,000	$127,939,000	$259,522,000	$219,607,000
Net income (loss)	6,189,000	3,513,000	38,000	(1,982,000)
Income (loss) per share (EPS)	0.32	0.18	0.00	(0.10)
Gross margin	24.3%	20.1%	20.9%	19.2%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$151,432,000	$130,152,000	$259,993,000	$223,962,000
Non-GAAP adjusted net income	13,001,000	11,540,000	14,677,000	14,557,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.68	0.60	0.76	0.75
Non-GAAP adjusted gross margin	28.3%	27.6%	26.6%	26.3%
Non-GAAP adjusted EBITDA	$26,025,000	$22,534,000	$36,747,000	$32,771,000

Note: The Company had revised its financial statements for each of the three years in the period ended March 31, 2018 and for the three months ended June 30, 2018.  As of June 30, 2018, the cumulative error for all periods previously reported was an understatement of net income of $2,938,000.  For further information, please see the Company's September 30, 2018 Form 10-Q.  As of June 30, 2018, the cumulative impact to non-GAAP adjusted net income for all periods previously reported was an understatement of $1,220,000.

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended September 30,		Six Months Ended September 30,
	2019	2018	2019	2018

GAAP net sales	$150,374,000	$127,939,000	$259,522,000	$219,607,000
Adjustments:
Net sales
Return and stock adjustment accruals related to new business	-	-	159,000	-
Customer allowances related to new business	1,351,000	2,213,000	2,459,000	4,355,000
Impact of sales price increases related to tariffs	-	-	(2,280,000)	-
(Recovery) cost in connection with a cancelled contract	(293,000)	-	133,000	-
Adjusted net sales	$151,432,000	$130,152,000	$259,993,000	$223,962,000

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended September 30,
	2019		2018

	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$6,189,000	$0.32	$3,513,000	$0.18
Adjustments:
Net sales
Customer allowances related to new business	1,351,000	$0.07	2,213,000	$0.11
Cost recovery in connection with a cancelled contract	(293,000)	$(0.02)	-	$-
Cost of goods sold
New product line start-up and ramp-up costs, and transition expenses	2,327,000	$0.12	1,833,000	$0.09
Revaluation - cores on customers' shelves	2,908,000	$0.15	6,221,000	$0.32
Operating expenses
Acquisition, financing, transition, severance, new business, earn-out accruals from acquisitions, restatement-related fees and other costs	18,000	$0.00	1,144,000	$0.06
Share-based compensation expenses	1,053,000	$0.05	1,180,000	$0.06
Mark-to-market losses (gains)	1,802,000	$0.09	(1,898,000)	$(0.10)
Tax effected (a)	(2,354,000)	$(0.12)	(2,666,000)	$(0.14)
Adjusted net income	$13,001,000	$0.68	$11,540,000	$0.60

(a) Adjusted net income is calculated by applying an income tax rate of 25.0% to adjusted pre-tax income for the three months ended September 30, 2019 and 2018; this rate may differ from the period's actual income tax rate

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Six Months Ended September 30,
	2019		2018

	$	Per Diluted Share	$	Per Diluted Share
GAAP net income (loss)	$38,000	$0.00	$(1,982,000)	$(0.10)
Adjustments:
Net sales
Return and stock adjustment accruals related to new business	159,000	$0.01	-	$-
Customer allowances related to new business	2,459,000	$0.13	4,355,000	$0.23
Impact of sales price increases related to tariffs	(2,280,000)	$(0.12)	-	$-
Cost in connection with a cancelled contract	133,000	$0.01	-	$-
Cost of goods sold
New product line start-up and ramp-up costs, and transition expenses	3,681,000	$0.19	3,588,000	$0.19
Revaluation - cores on customers' shelves	7,472,000	$0.39	8,847,000	$0.46
Cost of stock adjustment accruals related to new business	(59,000)	$(0.00)	-	$-
Tariff costs paid for products sold before price increases were effective	3,347,000	$0.17	-	$-
Operating expenses
Acquisition, financing, transition, severance, new business, earn-out accruals from acquisitions, restatement-related fees and other costs	1,063,000	$0.06	1,675,000	$0.09
Share-based compensation expenses	2,041,000	$0.11	2,121,000	$0.11
Mark-to-market losses (gains)	1,265,000	$0.07	768,000	$0.04
Interest
Write-off of debt issuance costs	-	$-	303,000	$0.02
Tax effected (a)	(4,642,000)	$(0.24)	(5,118,000)	$(0.27)
Adjusted net income	$14,677,000	$0.76	$14,557,000	$0.75

(a) Adjusted net income is calculated by applying an income tax rate of 25.0% to adjusted pre-tax income for the six months ended September 30, 2019 and 2018; this rate may differ from the period's actual income tax rate

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended September 30,
	2019		2018

	$	Gross Margin	$	Gross Margin
GAAP gross profit	$36,573,000	24.3%	$25,711,000	20.1%
Adjustments:
Net sales
Customer allowances related to new business	1,351,000		2,213,000
Cost recovery in connection with a cancelled contract	(293,000)		-
Cost of goods sold
New product line start-up and ramp-up costs, and transition expenses	2,327,000		1,833,000
Revaluation - cores on customers' shelves	2,908,000		6,221,000
Total adjustments	6,293,000	4.0%	10,267,000	7.5%
Adjusted gross profit	$42,866,000	28.3%	$35,978,000	27.6%

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Six Months Ended September 30,
	2019		2018

	$	Gross Margin	$	Gross Margin
GAAP gross profit	$54,156,000	20.9%	$42,063,000	19.2%
Adjustments:
Net sales
Return and stock adjustment accruals related to new business	159,000		-
Customer allowances related to new business	2,459,000		4,355,000
Impact of sales price increases related to tariffs	(2,280,000)		-
Cost in connection with a cancelled contract	133,000		-
Cost of goods sold
New product line start-up and ramp-up costs, and transition expenses	3,681,000		3,588,000
Revaluation - cores on customers' shelves	7,472,000		8,847,000
Cost of stock adjustment accruals related to new business	(59,000)		-
Tariff costs paid for products sold before price increases were effective	3,347,000		-
Total adjustments	14,912,000	5.7%	16,790,000	7.1%
Adjusted gross profit	$69,068,000	26.6%	$58,853,000	26.3%

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended September 30,		Six Months Ended September 30,
	2019	2018	2019	2018

GAAP net income (loss)	$6,189,000	$3,513,000	$38,000	$(1,982,000)
Interest expense, net	6,523,000	5,699,000	12,696,000	10,774,000
Income tax (benefit) expense	1,980,000	1,181,000	250,000	(266,000)
Depreciation and amortization	2,240,000	1,632,000	4,619,000	3,218,000
EBITDA	$16,932,000	$12,025,000	$17,603,000	$11,744,000

Adjustments:
Net sales
Return and stock adjustment accruals related to new business	-	-	159,000	-
Customer allowances related to new business	1,351,000	2,213,000	2,459,000	4,355,000
Impact of sales price increases related to tariffs	-	-	(2,280,000)	-
(Recovery) cost in connection with a cancelled contract	(293,000)	-	133,000	-
Cost of goods sold
New product line start-up and ramp-up costs, and transition expenses (a)	2,285,000	1,736,000	3,607,000	3,430,000
Revaluation - cores on customers' shelves	2,908,000	6,221,000	7,472,000	8,847,000
Cost of stock adjustment accruals related to new business	-	-	(59,000)	-
Tariff costs paid for products sold before price increases were effective	-	-	3,347,000	-
Operating expenses
Acquisition, financing, transition (a), severance, new business, earn-out accruals from acquisitions, restatement-related fees and other costs	(13,000)	1,057,000	1,000,000	1,506,000
Share-based compensation expenses	1,053,000	1,180,000	2,041,000	2,121,000
Mark-to-market losses (gains)	1,802,000	(1,898,000)	1,265,000	768,000
Adjusted EBITDA	$26,025,000	$22,534,000	$36,747,000	$32,771,000

 (a) Excludes depreciation